[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) BOND SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) BOND SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
INDEPENDENT TRUSTEES                                     (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Cambridge
Brigham and Women's Hospital, Chief of Cardiac           Nutraceuticals (professional nutritional
Surgery; Harvard Medical School, Professor of            products), Chief Executive Officer (until May
Surgery                                                  2001); Paragon Trade Brands, Inc. (disposable
                                                         consumer products), Director (until January 2002)
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;             ELAINE R. SMITH (born 04/25/46) Trustee
Capitol Entertainment Management Company (video          Independent health care industry consultant
franchise), Vice Chairman
                                                         WARD SMITH (born 09/13/30) Trustee
J. ATWOOD IVES (born 05/01/36) Trustee                   Private investor; Sundstrand Corporation
Private investor; KeySpan Corporation (energy            (manufacturer of highly engineered products for
related services), Director; Eastern Enterprises         industrial and aerospace applications), Director
(diversified services company), Chairman, Trustee        (until June 1999)
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
William J. Adams+                                        business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of 8.92%, and Service Class shares 8.81%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare to a return of 11.04% over the same period for the series' benchmark, the Lehman Brothers Government/Credit Index (the Lehman Index). The Lehman Index is an unmanaged index consisting of U.S. Treasuries that have remaining maturities of more than one year, U.S. government agency securities, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. During the same period, the average corporate debt "BBB"-rated portfolio tracked by Lipper Inc., an independent firm that reports portfolio performance, returned 7.35%.

CHALLENGING ENVIRONMENT FOR CORPORATE BONDS
As we entered the period, we think investors expected that the economy would stabilize and then begin to grow again in the second half of 2002. But as the summer began, economic growth appeared to stall. For the rest of the period, the market moved largely in fits and starts: up one day on encouraging economic data and down another day on disappointing news.

Accounting scandals that included Tyco, Adelphia, and WorldCom also shook investor confidence. The combination of corporate debacles and a soft economy created a difficult environment for corporate bonds. Prices fell, and spreads -- the yield premiums that corporate bonds pay over Treasuries -- rose to some of the highest levels ever experienced in the investment-grade market. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Investors fled from stocks and corporate bonds to the perceived safety of government and agency bonds; amid strong demand in those sectors, interest rates fell and prices rose.

RESEARCH DROVE PERFORMANCE
Because the fund's strategy is to emphasize corporate holdings, we were underweighted, relative to our benchmark, in the asset classes that outperformed over the period -- Treasuries and treasury alternatives -- and overweighted in an asset class that suffered greatly -- corporate bonds. Within the corporate arena, however, we believe our credit analysts picked some of the better credits in an awful period and helped us minimize exposure to some of the worst areas. We feel that speaks to the quality of our Original Research(R) process.

More specifically, we were overweighted in the energy sector, which did well as oil prices were driven up by uncertainty over Iraq. In the utilities sector, we focused on what we viewed as higher-quality firms -- regulated electric generating companies that supplied power to a specific customer group on a regular basis. Our research led us to largely avoid energy trading firms such as Enron and Dynegy that declined sharply over the period.

In addition, the fund was underweighted in the telecommunications industry, which performed poorly as prices were driven down by excess capacity and slower-than-expected demand. Within our limited telecommunications holdings, we emphasized firms that our research indicated were more stable and had positive cash flows, such as Verizon Communications.

TELECOMMUNICATIONS AND AUTOS DETRACTED FROM PERFORMANCE
As just mentioned, telecommunications was one of the worst places to invest over the period, and the positions we did have in the industry largely declined. Although our exposure was small, we held some WorldCom bonds. The accounting scandal that hurt WorldCom also proved contagious, tarnishing the image of the entire sector and generally pulling down telecommunications prices.

Our auto industry holdings, which had done well early in 2002, also hurt performance over the period. We think the market began to worry that unusually strong sales were sacrificing future demand and that the huge incentives that stimulated demand were cutting into profits.

LOOKING AHEAD
For much of the past year, corporate bonds were virtually on sale as investor confidence sank. That trend began to reverse in November and December. The combination of a slowly improving economy, a sense that corporate scandals were largely behind us, and a stock market rally bolstered investor confidence in corporate issues, and we saw a strong rally in corporate bonds. Looking ahead, we see the corporate market gaining strength as the economy continues to modestly improve. We believe our relative overweighting in corporate bonds will benefit investors in the period ahead, as it did in November and December. At the same time, we think growth will be slow enough to keep inflation risks at a minimum and the Federal Reserve Board more or less on hold with regard to near-term rate increases.

In a period of relatively stable rates with an improving credit outlook, bond performance would be derived mainly from yield; we think that could favor corporate bonds over Treasuries. However, we believe the markets will continue to experience volatility in the near term until the recovery strengthens. In that kind of environment, we think strong performance will depend largely on individual bond selection, rather than trying to anticipate future interest rate moves. We believe that plays to our strategy of remaining generally neutral to our benchmark in regard to duration, or sensitivity to interest rates, and to our strength as research-based, bottom up investors.

    Respectfully,

/s/ William J. Adams

    William J. Adams
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

William J. Adams, CFA, is Vice President of MFS Investment Management(R) (MFS(R)) and portfolio manager of the bond portfolios of our mutual funds, variable annuities and offshore investment products.

Bill joined MFS in 1997. He was named Vice President in 1999, associate portfolio manager in 2000, and portfolio manager in 2001.

He has an M.B.A. from Indiana University and an undergraduate degree from LaSalle University. He holds the Chartered Financial Analyst (CFA) designation.

All portfolio managers at MFS are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, issuer-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective:  Seeks primarily to provide as high a level of current income as is believed to be consistent with prudent investment risk and secondarily to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Class Inception: Initial Class  October 24, 1995
                 Service Class  May 1, 2000

Size: $34 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmark. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2002. Index information is from November 1, 1995.)

                         MFS Bond Series -         Lehman Brothers
                          Initial Class        Government/Credit Index
            "10/95"         $10,000                  $10,000
            "12/96"          10,516                   10,614
            "12/98"          12,369                   12,753
            "12/00"          13,298                   13,958
            "12/02"          15,745                   16,816

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                      1 Year     3 Years     5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                       + 8.92%     +29.31%     +35.94%    +57.45%
-------------------------------------------------------------------------------
Average Annual Total Return          + 8.92%     + 8.95%     + 6.33%    + 6.52%
-------------------------------------------------------------------------------

SERVICE CLASS
                                      1 Year     3 Years     5 Years      Life*
-------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                       + 8.81%     +28.81%     +35.41%    +56.84%
-------------------------------------------------------------------------------
Average Annual Total Return          + 8.81%     + 8.81%     + 6.25%    + 6.46%
-------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                      1 Year     3 Years     5 Years      Life*
-------------------------------------------------------------------------------
Lehman Brothers Government/Credit
  Index#                             +11.04%     +10.45%     + 7.62%    + 7.52%
-------------------------------------------------------------------------------
  * For the period from the commencement of the series' investment operations, October 24, 1995, through December 31, 2002. Index information is from November 1, 1995.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than a year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolio may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Bonds - 95.2%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
ISSUER                                                                            (000 OMITTED)             VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. Bonds - 83.2%
  Aerospace & Defense - 1.4%
    Goodrich Corp., 7.625s, 2012                                                         $   60       $    61,954
    Northrop Grumman Corp., 7s, 2006                                                         53            58,557
    Northrop Grumman Corp., 7.75s, 2031                                                     106           127,080
    Raytheon Co., 7.9s, 2003                                                                 96            96,651
    Raytheon Co., 8.3s, 2010                                                                122           145,014
                                                                                                      -----------
                                                                                                      $   489,256
-----------------------------------------------------------------------------------------------------------------
  Airlines - 0.9%
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2019                          $    3       $     2,325
    Continental Airlines Pass-Through Trust, Inc., 6.545s, 2020                              90            77,825
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020                             171           150,070
    Delta Air Lines, Inc., 7.379s, 2010                                                      90            89,347
                                                                                                      -----------
                                                                                                      $   319,567
-----------------------------------------------------------------------------------------------------------------
  Automotive - 5.0%
    DaimlerChrysler NA Holdings, 7.2s, 2009                                              $   83       $    92,021
    DaimlerChrysler NA Holdings, 8.5s, 2031                                                 108           132,917
    Dura Operating Corp., 8.625s, 2012                                                       70            70,350
    Ford Motor Co., 6.625s, 2028                                                            165           131,560
    Ford Motor Credit Co., 6.875s, 2006                                                     111           111,195
    Ford Motor Credit Co., 7.375s, 2009                                                     114           112,958
    General Motors Acceptance Corp., 5.36s, 2004                                            180           183,927
    General Motors Acceptance Corp., 6.75s, 2006                                            169           175,020
    General Motors Acceptance Corp., 7.25s, 2011                                            167           170,178
    General Motors Acceptance Corp., 8s, 2031                                               200           201,089
    TRW, Inc., 7.75s, 2029                                                                  278           327,902
                                                                                                      -----------
                                                                                                      $ 1,709,117
-----------------------------------------------------------------------------------------------------------------
  Banks & Finance - 4.4%
    Bank America Corp., 7.4s, 2011                                                       $  108       $   127,220
    Bank America Corp., 4.875s, 2012                                                        190           192,050
    Citigroup, Inc., 7.25s, 2010                                                             85            98,674
    Countrywide Home Loans, Inc., 5.5s, 2006                                                125           132,913
    Credit Suisse First Boston, Inc., 4.625s, 2008                                          176           178,453
    Credit Suisse First Boston, Inc., 6.5s, 2012                                             73            77,844
    Goldman Sachs Group, Inc., 5.5s, 2014                                                    88            88,700
    Household Finance Corp., 6.75s, 2011                                                     46            49,045
    Lehman Brothers Holdings, Inc., 8.25s, 2007                                             174           204,518
    Morgan Stanley Dean Witter Corp., 6.6s, 2012                                            116           128,004
    Morgan Stanley Group Inc., 6.1s, 2006                                                    88            95,864
    SLM Corp., 5.375s, 2013                                                                 133           137,168
                                                                                                      -----------
                                                                                                      $ 1,510,453
-----------------------------------------------------------------------------------------------------------------
  Building Materials - 1.4%
    American Standard, Inc., 7.375s, 2008                                                $  105       $   109,725
    Building Materials Corp., 8s, 2008                                                      110            88,000
    CRH America Inc., 6.95s, 2012                                                            71            79,540
    Masco Corp., 5.875s, 2012                                                               129           135,671
    Nortek, Inc., 9.25s, 2007                                                                75            77,062
                                                                                                      -----------
                                                                                                      $   489,998
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.4%
    Dow Chemical Co., 5s, 2007                                                           $  124       $   126,240
-----------------------------------------------------------------------------------------------------------------
  Commercial Mortgage and Other Asset Backed Securities - 6.0%
    Amresco Commercial Mortgage Funding I Corp., 7s, 2029                                $   90       $    88,175
    Citibank Credit Card Issuance Trust, 6.65s, 2008                                         50            53,946
    Commercial Mortgage Acceptance Corp., 5.44s, 2030                                        88            71,508
    Commercial Mortgage Acceptance Corp., 6.04s, 2030                                       140           154,686
    Commercial Mortgage Acceptance Corp. Commercial, 1.12s, 2008                          1,894            93,953
    Commercial Mortgage Acceptance Corp. Commercial, 7.03s, 2031                            150           172,899
    Commercial Mortgage Pass-Through Certificate, 0s, 2018                                2,694            87,204
    Criimi Mae Commercial Mortgage Trust, 7s, 2033                                           92           100,615
    First Union Lehman Brothers Bank of America, 6.56s, 2035                                116           130,875
    First Union Lehman Brothers Commercial, 7s, 2014                                         65            56,202
    GMAC Commercial Mortgage Security, Inc., 6.02s, 2033                                     60            51,919
    LB Commercial Conduit Mortgage Trust, 6.78s, 2031                                       105           119,539
    Morgan Stanley Capital I, Inc., 6.86s, 2010                                             145           143,767
    Morgan Stanley Capital I, Inc., 0s, 2030##                                            2,787            89,628
    Morgan Stanley Capital I, Inc., 6.48s, 2030                                              88            98,797
    Morgan Stanley Capital I, Inc., 7.727s, 2039                                            160           151,864
    Morgan Stanley Dean Witter Capital, 5.72s, 2032                                         124           135,518
    Morgan Stanley Group Inc., 6.01s, 2030                                                   70            75,744
    Mortgage Capital Funding Inc., 0s, 2031                                               1,645            60,394
    TIAA Retail Commercial Mortgage Trust, 7.17s, 2032##                                    107           117,563
                                                                                                      -----------
                                                                                                      $ 2,054,796
-----------------------------------------------------------------------------------------------------------------
  Conglomerates - 0.7%
    General Electric Capital Corp., 8.7s, 2007                                           $   40       $    47,433
    General Electric Capital Corp. Medium Term Note, 5.45s, 2013                            101           104,577
    General Electric Capital Corp. Medium Term Note, 6.75s, 2032                             90            99,972
                                                                                                      -----------
                                                                                                      $   251,982
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Cendant Corp., 6.875s, 2006                                                          $  108       $   112,067
    Kindercare Learning Centers, Inc., 9.5s, 2009                                            25            24,250
    Newell Rubbermaid Inc., 4.625s, 2009                                                     71            70,311
    Pliant Corp., 13s, 2010                                                                  60            54,938
                                                                                                      -----------
                                                                                                      $   261,566
-----------------------------------------------------------------------------------------------------------------
  Energy - 5.0%
    Amerada Hess Corp., 7.3s, 2031                                                       $   65       $    70,634
    Chesapeake Energy Corp., 8.125s, 2011##                                                  85            87,550
    Conocophillips, 5.9s, 2032##                                                            107           106,466
    Devon Financing Corp. ULC, 7.875s, 2031                                                 283           333,294
    Forest Oil Corp., 8s, 2008                                                              105           110,775
    Kinder Morgan Energy Partners, 6.75s, 2011                                              103           111,884
    Kinder Morgan Energy Partners, 7.4s, 2031                                                71            76,869
    Kinder Morgan Energy Partners, 7.75s, 2032                                              125           141,886
    Occidental Petroleum Corp., 7.65s, 2006                                                  92           104,115
    Ocean Energy Inc., 7.625s, 2005                                                          78            86,521
    Ocean Energy Inc., 4.375s, 2007                                                          39            39,576
    Ocean Energy Inc., 7.25s, 2011                                                          159           181,305
    P&L Coal Holdings Corp., 8.875s, 2008                                                    80            84,000
    Pioneer Natural Resources Co., 9.625s, 2010                                              35            41,638
    Valero Energy Corp., 7.5s, 2032                                                         116           117,501
                                                                                                      -----------
                                                                                                      $ 1,694,014
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    Anheuser Busch Cos Incorporated, 6.5s, 2043                                          $  110       $   123,618
    Coors Brewing Co., 6.375s, 2012                                                          86            96,109
    Dole Food Inc., 7.25s, 2009                                                             152           147,208
    Nabisco, Inc., 6.375s, 2005                                                              10            10,800
    Tyson Foods Inc., 8.25s, 2011                                                           141           166,706
                                                                                                      -----------
                                                                                                      $   544,441
-----------------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Meadwestvaco Corp., 6.85s, 2012                                                      $  106       $   117,744
    Meadwestvaco Corp., 6.8s, 2032                                                           94            95,565
    Weyerhaeuser Co., 6.75s, 2012                                                            88            95,950
    Weyerhaeuser Co., 7.375s, 2032                                                           70            75,917
                                                                                                      -----------
                                                                                                      $   385,176
-----------------------------------------------------------------------------------------------------------------
  Gaming & Lodging - 1.1%
    Harrahs Operating Inc., 7.125s, 2007                                                 $  125       $   137,809
    MGM Grand, Inc., 6.95s, 2005                                                            149           153,810
    MGM Mirage, Inc., 8.5s, 2010                                                             60            66,300
                                                                                                      -----------
                                                                                                      $   357,919
-----------------------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    Allstate Corp., 6.125s, 2012                                                         $   57       $    62,401
    Metlife Inc., 6.5s, 2032                                                                124           128,703
    Safeco Corp., 7.25s, 2012                                                                49            51,904
    Willis Corroon Corp., 9s, 2009                                                           45            47,475
                                                                                                      -----------
                                                                                                      $   290,483
-----------------------------------------------------------------------------------------------------------------
  Machinery - 0.9%
    Dresser, Inc., 9.375s, 2011                                                          $   60       $    60,300
    Joy Global, Inc., 8.75s, 2012                                                            50            52,125
    Kennametal Inc., 7.2s, 2012                                                             119           126,268
    Terex Corp., 8.875s, 2008                                                                55            49,569
                                                                                                      -----------
                                                                                                      $   288,262
-----------------------------------------------------------------------------------------------------------------
  Media - Cable - Entertainment - 7.3%
    AOL Time Warner Inc., 7.7s, 2032                                                     $   73       $    75,731
    Belo Ah Corp., 7.75s, 2027                                                              135           143,624
    Charter Communications Holdings LLC, 8.25s, 2007                                        150            66,750
    Chancellor Media Corp., 8.125s, 2007                                                    285           296,756
    Chancellor Media Corp., 8.75s, 2007                                                      10            10,438
    Clear Channel Communications, 7.65s, 2010                                                44            49,845
    Comcast Cable Communications, 7.125s, 2013                                               71            75,563
    Cox Communications, Inc., 7.75s, 2010                                                   309           351,937
    CSC Holdings Inc., 7.875s, 2007                                                         101            97,086
    Echostar DBS Corp., 9.125s, 2009                                                        130           136,825
    Granite Broadcasting Corp., 10.375s, 2005                                                90            77,850
    News America Holdings, Inc., 8.5s, 2005                                                 124           134,080
    News America Holdings, Inc., 7.75s, 2024                                                137           137,134
    News America Holdings, Inc., 8.5s, 2025                                                  88            95,053
    TCI Communications Financing III, 9.65s, 2027                                           363           334,020
    Tele Communications, Inc., 9.8s, 2012                                                    72            86,546
    Time Warner Entertainment Co., Inc., 10.15s, 2012                                       159           200,650
    Time Warner, Inc., 9.125s, 2013                                                          15            17,593
    USA Interactive, 7s, 2013##                                                              54            55,897
    Walt Disney Co., 6.75s, 2006                                                             55            60,063
                                                                                                      -----------
                                                                                                      $ 2,503,441
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.1%
    HCA - The Healthcare Co., 7.875s, 2011                                               $  230       $   252,169
    HCA - The Healthcare Co., 8.75s, 2010                                                   100           115,090
                                                                                                      -----------
                                                                                                         $367,259
-----------------------------------------------------------------------------------------------------------------
  Pollution Control - 1.2%
    Allied Waste North America, Inc., 10s, 2009                                          $  130       $   129,025
    USA Waste Services Inc., 7s, 2004                                                       175           175,908
    WMX Technologies, Inc., 7.1s, 2026                                                      109           110,580
                                                                                                      -----------
                                                                                                      $   415,513
-----------------------------------------------------------------------------------------------------------------
  Railroads - 0.7%
    Union Pacific Corp., 6.34s, 2003                                                     $   68       $    70,434
    Union Pacific Corp., 6.39s, 2004                                                        127           136,229
    Union Pacific Corp., 5.75s, 2007                                                         30            32,832
                                                                                                      -----------
                                                                                                         $239,495
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 2.2%
    EOP Operating Ltd., 6.625s, 2005                                                     $  146       $   154,780
    EOP Operating Ltd., 8.375s, 2006                                                        102           114,652
    EOP Operating Ltd., 6.8s, 2009                                                           88            95,443
    Simon Property Group LP, 6.375s, 2007                                                   135           146,027
    Simon Property Group LP, 6.35s, 2012##                                                   88            91,772
    Vornado Reality Trust, 5.625s, 2007                                                     135           137,556
                                                                                                      -----------
                                                                                                      $   740,230
-----------------------------------------------------------------------------------------------------------------
  Retail - 1.9%
    Dollar General Corp., 8.625s, 2010                                                   $   50       $    51,500
    Federated Department Stores Inc., 6.79s, 2027                                           231           244,138
    Federated Department Stores, Inc., 8.5s, 2003                                            54            55,371
    Gap, Inc., 10.55s, 2008                                                                  65            70,850
    Kroger Co., 7.5s, 2031                                                                   48            53,692
    Limited Brands Inc., 6.125s, 2012                                                        85            89,474
    Yum! Brands Inc., 8.875s, 2011                                                          91            98,735
                                                                                                      -----------
                                                                                                      $   663,760
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 4.8%
    Alltel Corp., 7.875s, 2032                                                           $  122       $   149,705
    AT&T Corp., 6.5s, 2013                                                                  210           210,657
    AT&T Wireless Services, Inc., 7.35s, 2006                                                90            92,700
    AT&T Wireless Services, Inc., 8.75s, 2031                                                66            64,680
    Citizens Communications Co., 8.5s, 2006                                                 220           243,627
    Citizens Communications Co., 7.625s, 2008                                                72            79,716
    Sprint Capital Corp., 6.875s, 2028                                                      331           266,455
    Telecom de Puerto Rico, Inc., 6.65s, 2006                                                45            47,645
    Telecom de Puerto Rico, Inc., 6.8s, 2009                                                 39            39,951
    United Telecommunications Co., 9.5s, 2003                                                22            22,388
    Verizon Global Funding Corp., 7.375s, 2012                                              300           345,162
    Verizon Wireless Capital LLC, 5.375s, 2006                                               64            66,860
                                                                                                      -----------
                                                                                                      $ 1,629,546
-----------------------------------------------------------------------------------------------------------------
  Tobacco - 0.7%
    R J Reynolds Tobacco Holdings Inc., 7.25s, 2012                                      $  122       $   127,653
    UST Inc., 6.625s, 2012##                                                                101           110,039
                                                                                                      -----------
                                                                                                      $   237,692
-----------------------------------------------------------------------------------------------------------------
  Transportation - Services - 0.4%
    Federal Express Corp., 9.65s, 2012                                                   $  110       $   146,346
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 14.4%
    Federal Home Loan Mortgage Corp., 5.5s, 2006                                         $  209       $   229,746
    Federal Home Loan Mortgage Corp., 4.875s, 2007                                           75            81,037
    Federal National Mortgage Association, 7.125s, 2005                                     365           404,816
    Federal National Mortgage Association, 6s, 2008                                         442           500,661
    Federal National Mortgage Association, 6.125s, 2012                                     245           279,295
    Federal National Mortgage Association, 6s, 2016                                         296           309,587
    Federal National Mortgage Association, 6s, 2017                                         716           749,294
    Federal National Mortgage Association, 7.5s, 2030                                       681           723,160
    Federal National Mortgage Association, 6.5s, 2032                                       963         1,002,764
    Government National Mortgage Association, 6.5s, 2028                                    266           279,521
    Government National Mortgage Association, 7s, 2031                                      356           375,161
                                                                                                      -----------
                                                                                                      $ 4,935,042
-----------------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 7.6%
    Principal Sripped Payments, 0s, 2017                                                 $  612       $   301,799
    U.S. Treasury Bonds, 8s, 2021                                                           360           501,609
    U.S. Treasury Bonds, 5.375s, 2031                                                       306           333,588
    U.S. Treasury Notes, 5.5s, 2008                                                         247           278,685
    U.S. Treasury Notes, 4s, 2012                                                           741           751,479
    U.S. Treasury Notes, 4.375s, 2012                                                       404           422,290
                                                                                                      -----------
                                                                                                      $ 2,589,450
-----------------------------------------------------------------------------------------------------------------
  Utilities - Gas - Electric - 7.5%
    Beaver Valley Funding Corp. II, 9s, 2017                                             $  168       $   186,074
    DTE Energy Co., 7.05s, 2011                                                              69            76,575
    Exelon Generation Co. LLC, 6.95s, 2011                                                  191           206,468
    GGIB Funding Corp., 7.43s, 2011                                                          23            24,200
    Gulf States Utilities Co., 8.25s, 2004                                                   68            72,094
    Midamerican Energy Holdings Co., 5.875s, 2012                                           126           127,730
    Niagara Mohawk Power Corp., 0s to 2003, 8.5s to 2010                                    314           322,433
    Niagara Mohawk Power Corp., 5.375s, 2004                                                 76            78,885
    Nisource Finance Corp., 5.75s, 2003                                                      92            91,758
    Nisource Finance Corp., 7.5s, 2003                                                       65            65,513
    Northeast Utilities, 8.58s, 2006                                                         74            82,257
    Northwestern Corp., 7.875s, 2007                                                         10             7,193
    Northwestern Corp., 8.75s, 2012                                                          24            17,245
    Oncor Electric Delivery Co., 7s, 2022##                                                 196           187,541
    Progress Energy Inc., 6.85s, 2012                                                       126           137,966
    Progress Energy Inc., 7s, 2031                                                           91            94,834
    PSEG Power LLC, 7.75s, 2011                                                              88            93,348
    PSEG Power LLC, 6.95s, 2012                                                             107           108,641
    PSEG Power LLC, 8.625s, 2031                                                             79            85,064
    Toledo Edison Co., 7.875s, 2004                                                         286           303,463
    TXU Corp., 6.375s, 2006                                                                 107            97,905
    Waterford 3 Funding Corp., 8.09s, 2017                                                   75            81,315
                                                                                                      -----------
                                                                                                      $ 2,548,502
-----------------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                                      $27,789,546
-----------------------------------------------------------------------------------------------------------------
Foreign Bonds - 12.0%
  Australia - 0.3%
    Burns Philip Capital Property Ltd., 9.75s, 2012 (Food &
      Beverage Products)##                                                               $   95       $    91,200
-----------------------------------------------------------------------------------------------------------------
  Bermuda - 0.2%
    Ingersoll-Rand Co., 6.25s, 2006 (Machinery)                                          $   75       $    81,530
-----------------------------------------------------------------------------------------------------------------
  Bulgaria - 0.2%
    Republic of Bulgaria, 8.25s, 2015##                                                  $   63       $    68,786
-----------------------------------------------------------------------------------------------------------------
  Canada - 1.6%
    Abitibi Consolidated Inc., 6.95s, 2008 (Forest & Paper Products)                     $   89       $    92,103
    Abitibi Consolidated Inc., 8.55s, 2010 (Forest & Paper Products)                         63            69,922
    Abitibi Consolidated Inc., 8.85s, 2030 (Forest & Paper Products)                        144           154,852
    Rogers Cable Inc., 7.875s, 2012 (Media - Cable - Entertainment)                         113           111,875
    Telus Corp., 8s, 2011 (Telecommunications)                                              119           114,240
                                                                                                      -----------
                                                                                                      $   542,992
-----------------------------------------------------------------------------------------------------------------
  Chile - 0.3%
    Codelco Inc., 6.375s, 2012 (Metals & Minerals)##                                     $  100       $   104,816
-----------------------------------------------------------------------------------------------------------------
  Dominican Republic - 0.3%
    Dominican Republic, 9.5s, 2006##                                                     $   81       $    85,860
-----------------------------------------------------------------------------------------------------------------
  France - 2.3%
    France Telecom, 9.25s, 2011 (Telecommunications)                                     $  117       $   135,284
    Natexis AMBS Co. LLC, 8.44s, 2049 (Bank & Finance)##                                    311           362,013
    Socgen Real Estate Co., 7.64s, 2049 (Bank & Finance)##                                  261           287,050
                                                                                                      -----------
                                                                                                      $   784,347
-----------------------------------------------------------------------------------------------------------------
  Germany - 1.4%
    Deutschland Republic, 5.25s, 2010                                                   EUR 411       $   466,295
-----------------------------------------------------------------------------------------------------------------
  Italy - 0.7%
    Unicredito Italiano Capital Trust, 9.2s, 2049 (Banks & Credit Cos.)##                $  183       $   224,882
-----------------------------------------------------------------------------------------------------------------
  Malaysia - 0.6%
    Petronas Capital Ltd., 7.875s, 2022 (Oil Services)##                                 $  200       $   214,884
-----------------------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    BBVA Bancomer Cap Trust 1, 10.5s, 2011 (Banks & Credit Cos.)##                       $  123       $   136,530
    Pemex Fin Ltd., 9.69s, 2009 (Oils)                                                       71            82,903
    Petroleos Mexicanos, 9.5s, 2027 (Oils)                                                   53            59,360
    United Mexican States, 11.5s, 2026                                                      145           199,095
                                                                                                      -----------
                                                                                                      $   477,888
-----------------------------------------------------------------------------------------------------------------
  Norway - 0.7%
    Union Bank of Norway, 7.35s, 2049 (Banks & Credit Cos.)##                            $  250       $   256,240
-----------------------------------------------------------------------------------------------------------------
  Panama - 0.3%
    Republic of Panama, 9.375s, 2029                                                     $   90       $    96,525
-----------------------------------------------------------------------------------------------------------------
  Russia - 0.4%
    Mobile Telesystems, 10.95s, 2004 (Telecomminications)                                $   40       $    42,000
    Russian Federation, 3s, 2006                                                             60            53,025
    Russian Federation, 12.75s, 2028                                                         20            26,500
                                                                                                      -----------
                                                                                                      $   121,525
-----------------------------------------------------------------------------------------------------------------
  Singapore - 0.3%
    DBS Capital Funding Corp., 7.657s, 2049 (Banks & Finance)##                          $   87       $    96,543
-----------------------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks & Credit Cos.)##                                    $  150       $   174,629
-----------------------------------------------------------------------------------------------------------------
  Spain - 0.3%
    Telefonica Europe Bv, 8.25s, 2030 (Telecommunications)                               $   89       $   109,300
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 2.2%
    Barclays Bank PLC, 8.55s, 2049 (Banks & Credit Cos.)##                               $  219       $   267,331
    British Sky Broadcasting Group, 7.3s, 2006 (Media -
      Cable - Entertainment)                                                                 89            92,560
    British Sky Broadcasting Group, 8.2s, 2009 (Media -
      Cable - Entertainment)                                                                153           165,240
    Orange PLC, 9s, 2009 (Telecommunications)                                               216           227,882
                                                                                                      -----------
                                                                                                      $   753,013
-----------------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                                   $ 4,751,255
-----------------------------------------------------------------------------------------------------------------

Municipal Bonds - 2.0%
-----------------------------------------------------------------------------------------------------------------
                                                                               PRINCIPAL AMOUNT
                                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Baltimore Maryland Project Revenue, 5.125s, 2042                                     $   90       $    91,682
    Metropolitan Pier& Exposition Illinois, 5s, 2028                                        200           201,852
    Metropolitan Transport Authority N.Y. Service Contract, 5.5s, 2013                      175           199,780
    Metropolitan Transport Authority New York, 5s, 2030                                     185           187,637
-----------------------------------------------------------------------------------------------------------------
Total Municipal Bonds                                                                                 $   680,951
-----------------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $31,780,652)                                                            $33,221,752
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.3%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/02/03, total to be received
      $426,103 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                  $  426       $   426,075
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $32,206,727)                                                      $33,647,827

Other Assets, Less Liabilities - 1.5%                                                                     526,256
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                   $34,174,083
-----------------------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S.
dollar. A list of abbreviations is shown below.

          EUR = Euro

See notes to financial statements.

Financial Statements

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $32,206,727)              $33,647,827
  Cash                                                                   29,394
  Receivable for investments sold                                        86,448
  Receivable for series shares sold                                      43,104
  Receivable from investment adviser                                      1,004
  Interest receivable                                                   474,703
  Other assets                                                               24
                                                                    -----------
      Total assets                                                  $34,282,504
                                                                    -----------
Liabilities:
  Payable for forward foreign currency exchange contracts           $    13,026
  Payable for series shares reacquired                                   94,688
  Payable to affiliates -
    Management fee                                                          563
    Reimbursement fee                                                       141
    Distribution and service fee                                              3
                                                                    -----------
      Total liabilities                                             $   108,421
                                                                    -----------
Net assets                                                          $34,174,083
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $31,927,694
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                   1,428,668
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (1,212,254)
  Accumulated undistributed net investment income                     2,029,975
                                                                    -----------
      Total                                                         $34,174,083
                                                                    ===========
Shares of beneficial interest outstanding                            2,892,129
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $33,755,463 / 2,856,683 shares of beneficial
    interest outstanding)                                             $11.82
                                                                      ======
Service Class shares:
  Net asset value per share
    (net assets of $418,620 / 35,446 shares of beneficial
    interest outstanding)                                             $11.81
                                                                      ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $2,159,809
                                                                     ----------
  Expenses -
    Management fee                                                   $  193,365
    Trustees' compensation                                                1,261
    Shareholder servicing agent fee                                      11,279
    Distribution fee (Service Class)                                        213
    Administrative fee                                                    2,947
    Auditing fees                                                        40,600
    Printing                                                             25,946
    Custodian fee                                                        18,358
    Legal fees                                                            2,319
    Postage                                                                  28
    Miscellaneous                                                         1,200
                                                                     ----------
      Total expenses                                                 $  297,516
    Fees paid indirectly                                                 (1,012)
    Reduction of expenses by investment adviser                         (54,586)
                                                                     ----------
      Net expenses                                                   $  241,918
                                                                     ----------
        Net investment income                                        $1,917,891
                                                                     ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                                          $ (633,753)
    Foreign currency transactions                                        (1,373)
    Futures contracts                                                    43,980
                                                                     ----------
      Net realized loss on investments                               $ (591,146)
                                                                     ----------
  Change in unrealized appreciation (depreciation) --
    Investments                                                      $1,496,195
    Translation of assets and liabilities in foreign currencies         (12,432)
                                                                     ----------
      Net unrealized gain on investments                             $1,483,763
                                                                     ----------
        Net realized and unrealized gain on investments              $  892,617
                                                                     ----------
          Increase in net assets from operations                     $2,810,508
                                                                     ==========

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                                            2002                  2001
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                     $ 1,917,891           $ 1,814,750
  Net realized gain (loss) on investments and foreign currency transactions                    (591,146)              599,094
  Net unrealized gain (loss) on investments and foreign currency translation                  1,483,763               (83,878)
                                                                                            -----------           -----------
    Increase (decrease) in net assets from operations                                       $ 2,810,508           $ 2,329,966
                                                                                            -----------           -----------
Distributions declared to shareholders -
  From net investment income (Initial Class)                                                $(1,851,909)          $(1,747,636)
  From net investment income (Service Class)                                                        (12)                  (14)
                                                                                            -----------           -----------
    Total distribution declared to shareholders                                             $(1,851,921)          $(1,747,650)
                                                                                            -----------           -----------
  Net increase in net assets from series share transactions                                 $ 2,127,843           $ 4,298,192
                                                                                            -----------           -----------
      Total increase in net assets                                                          $ 3,086,430           $ 4,880,508
Net assets:
  At beginning of period                                                                     31,087,653            26,207,145
                                                                                            -----------           -----------
  At end of period (including accumulated undistributed net investment
    income of $2,029,975 and $1,851,078, respectively)                                      $34,174,083           $31,087,653
                                                                                            ===========           ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ---------------------------------------------------------------------
INITIAL CLASS SHARES                                       2002            2001            2000            1999           1998
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                    $11.52          $11.32          $10.93          $11.38         $11.08
                                                         ------          ------          ------          ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)                               $ 0.67          $ 0.72          $ 0.76          $ 0.70         $ 0.64
  Net realized and unrealized gain (loss) on
    investments and foreign currency                       0.30            0.22            0.20           (0.87)          0.09
                                                         ------          ------          ------          ------         ------
      Total from investment operations                   $ 0.97          $ 0.94          $ 0.96          $(0.17)        $ 0.73
                                                         ------          ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.67)         $(0.74)         $(0.57)         $(0.26)        $(0.29)
  From net realized gain on investments and foreign
    currency transactions                                  --              --              --             (0.02)         (0.14)
  In excess of net realized gain on investments and
    foreign currency transactions                          --              --              --             (0.00)+++       --
                                                         ------          ------          ------          ------         ------
      Total distributions declared to shareholders       $(0.67)         $(0.74)         $(0.57)         $(0.28)        $(0.43)
                                                         ------          ------          ------          ------         ------
Net asset value - end of period                          $11.82          $11.52          $11.32          $10.93         $11.38
                                                         ======          ======          ======          ======         ======
Total return                                               8.92%           8.71%           9.21%          (1.56)%         6.79%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                               0.75%           0.75%           0.84%           1.01%          1.02%
  Net investment income(S)(S)                              5.92%           6.34%           6.95%           6.26%          5.76%
Portfolio turnover                                          132%            281%            303%            283%           244%
Net assets at end of period (000 Omitted)               $33,755         $31,087         $26,207         $24,291        $12,165

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
        Net investment income                            $ 0.65          $ 0.69          $ 0.74          $ 0.69         $ 0.61
        Ratios (to average net assets):
          Expenses##                                       0.92%           0.99%           0.99%           1.06%          1.23%
          Net investment income                            5.75%           6.10%           6.80%           6.21%          5.55%
(S)(S) As required, effective January 1, 2001, the series has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07% per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------
                                                                        Year Ended December 31,           PERIOD ENDED
                                                                    -----------------------------         DECEMBER 31,
SERVICE CLASS SHARES                                                    2002                 2001                2000*
----------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                 $11.50               $11.29               $10.43
                                                                      ------               ------               ------
Income from investment operations#(S)(S) -
  Net investment income(S)                                            $ 0.53               $ 0.73               $ 0.49
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                    0.43**               0.21                 0.37**
                                                                      ------               ------               ------
      Total from investment operations                                $ 0.96               $ 0.94               $ 0.86
                                                                      ------               ------               ------
                                                                                                                 $
Less distributions declared to shareholders from net
  investment income                                                    (0.65)              $(0.73)              --
                                                                      ------               ------               ------
Net asset value - end of period                                       $11.81               $11.50               $11.29
                                                                      ======               ======               ======
Total return                                                            8.81%                8.68%                8.92%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                            1.00%                0.95%                0.95%+
  Net investment income(S)(S)                                           5.17%                6.23%                6.83%+
Portfolio turnover                                                       132%                 281%                 303%
Net assets at end of period (000 Omitted)                               $419               $    0***            $    0***

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net income per share and the ratios would have been:
        Net investment income                                         $ 0.51               $ 0.68               $ 0.48
        Ratios (to average net assets):
          Expenses##                                                    1.17%                1.19%                1.10%+
          Net investment income                                         5.00%                5.99%                6.68%+
(S)(S) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and
       Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.06% per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. Per share, ratios, and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
    ** The per share data is not in accord with the net realized and unrealized gain for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
   *** Service Class net assets were less than $500.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Fund (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 26 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Futures Contracts - The series may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the series is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the series each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the series. The series' investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates and securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the series relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the series has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the series may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency- denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                         DECEMBER 31, 2002    DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                             $1,851,921           $1,747,650

During the year ended December 31, 2002, accumulated undistributed net investment income increased by $112,927, accumulated net realized loss on investments and foreign currency transactions increased by $66,275, and paid-in capital decreased by $46,652 due to differences between book and tax accounting for mortgage-backed securities. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

            Undistributed ordinary income               $ 2,059,821
            Undistributed long-term capital gain              --
            Capital loss carryforward                    (1,122,507)
            Unrealized gain                               1,338,921
            Other temporary differences                     (29,847)

At December 31, 2002, the series, for federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2008 and ($472,007), December 31, 2010, ($650,500).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class, expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 60% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $304,934.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

            First $2 billion                                0.0175%
            Next $2.5 billion                               0.0130%
            Next $2.5 billion                               0.0005%
            In excess of $7 billion                         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                          $19,814,556     $23,695,867
                                                    -----------     -----------
Investments (non-U.S. government securities)        $24,268,027     $18,561,200
                                                    ===========     ===========

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $32,296,473
                                                                    -----------
Gross unrealized appreciation                                       $ 1,730,894
Gross unrealized depreciation                                          (379,540)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,351,354
                                                                    ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                                YEAR ENDED DECEMBER 31, 2002       YEAR ENDED DECEMBER 31, 2001
                                                ----------------------------       ----------------------------
                                                    SHARES            AMOUNT            SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                         906,181     $ 10,261,062           958,805      $10,918,789
Shares issued to shareholders in
  reinvestment of distributions                    168,970         1,851,905           160,039        1,747,631
Shares reacquired                                 (917,283)      (10,384,991)         (735,731)      (8,368,228)
                                                  --------      ------------         ---------      -----------
    Net increase                                   157,868      $  1,727,976           383,113      $ 4,298,192
                                                  ========      ============         =========      ===========

Service Class shares
                                                YEAR ENDED DECEMBER 31, 2002       YEAR ENDED DECEMBER 31, 2001
                                                ----------------------------       ----------------------------
                                                    SHARES            AMOUNT            SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                          37,158     $    419,693             --         $    --
Shares reacquired                                   (1,731)          (19,826)             --             --
                                                  --------      ------------         ---------      -----------
    Net increase                                    35,427      $    399,867              --        $    --
                                                  ========      ============         =========      ===========

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $280. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                  NET UNREALIZED
SETTLEMENT         CONTRACTS TO                      CONTRACTS      APPRECIATION
      DATE      DELIVER/RECEIVE   IN EXCHANGE FOR     AT VALUE    (DEPRECIATION)
--------------------------------------------------------------------------------
SALES
  2/10/03         EUR   330,039          $332,349     $345,375         $(13,026)
                                         --------     --------         --------
                                         $332,349     $345,375         $(13,026)
                                         ========     ========         ========

At December 31, 2002, the series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Bond Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        VFB-ANN 2/03 6.9M